UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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GLOBAL INDEMNITY LIMITED

(Name of Registrant as Specified in Its Charter)

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NOTICE OF CHANGE OF LOCATION, FORMAT AND TIME OF THE

2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

This supplement to the definitive proxy statement (the “Supplement”) for the 2020 Annual General Meeting of Shareholders of Global Indemnity Limited (the “2020 Annual General Meeting”) amends and provides Notice of Change of Location, Format and Time to the Notice of the 2020 Annual General Meeting of Shareholders and Proxy Statement (the “Proxy Statement”) which was filed by Global Indemnity Limited (“Global Indemnity”) with the Securities and Exchange Commission (the “SEC”) and mailed to shareholders of record on or about April 30, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT. THIS SUPPLEMENT IS IN ADDITION TO THE INFORMATION PROVIDED IN THE PROXY STATEMENT AND, EXCEPT AS AMENDED OR SUPPLEMENTED BY THE INFORMATION CONTAINED IN THIS SUPPLEMENT, ALL OF THE INFORMATION SET FORTH IN THE PROXY STATEMENT CONTINUES TO APPLY AND SHOULD BE CONSIDERED IN VOTING YOUR SHARES.

To the Shareholders of Global Indemnity Limited:

Notice is hereby given that the location, format and time of the 2020 Annual General Meeting has been changed.

Due to the public health threat and travel restrictions caused by the COVID-19 pandemic, Global Indemnity will move from the originally planned in-person 2020 Annual General Meeting in the Cayman Islands to a virtual meeting via a live webcast. The 2020 Annual General Meeting will now be held on June 17, 2020 at 11 a.m. Eastern Daylight Time, instead of on June 17, 2020 at 11 a.m. Cayman Islands time as originally announced. There is no change to the items of business to be addressed at the Annual General Meeting, which are described in Global Indemnity’s proxy materials previously made available to stockholders in connection with the Annual General Meeting. You will not be able to attend the Annual Meeting in person.

As described in the previously distributed proxy materials for the 2020 Annual General Meeting, shareholders as of the close of business on April 2, 2020, the record date for the 2020 Annual General Meeting will have the opportunity to ask questions and participate in the vote during the virtual meeting. Additionally, in order to participate, you must register at https://register.proxypush.com/GBLI by June 15, 2020 by using the control number found on your proxy card, voting instruction form or notice shareholders previously received. Beneficial holders should contact their broker for this information. Registered shareholders will be provided a link to the 2020 Annual General Meeting an hour prior to the start of the meeting.

None of the proxy card, voting instruction form or notice shareholders previously received will be updated to reflect the change in location, format and time of the 2020 Annual General Meeting, and may continue to be used.

Whether or not you choose to attend the 2020 Annual General Meeting by live webcast, you are encouraged to vote in advance of the 2020 Annual General Meeting by returning your completed proxy card. Due to the change in format, only the formal business of the 2020 Annual General Meeting will be conducted. Shareholders are encouraged to submit any questions for the 2020 Annual General Meeting during registration.

For further information regarding the matters to be acted upon at the 2020 Annual General Meeting, we urge you to carefully read the Proxy Statement.

A list of shareholders as of the April 2, 2020 record date will be available during the meeting.

By Order of the Board of Directors

STEPHEN W. RIES - Secretary

May 29, 2020

PRESS RELEASE

For release:	May 29, 2020

Contact:	Media
Stephen W. Ries
Senior Corporate Counsel
(610) 668-3270
sries@global-indemnity.com

Global Indemnity Limited to Hold Virtual Annual General Meeting of Shareholders

George Town, Cayman Islands (May 29, 2020) – Global Indemnity Limited (NASDAQ:GBLI) (“Global Indemnity”) announced today that its 2020 Annual General Meeting of Shareholders (“2020 Annual General Meeting”) has been changed to a virtual meeting via a live webcast.

Due to the public health threat and travel restrictions caused by the COVID-19 pandemic, the 2020 Annual General Meeting will now be held on June 17, 2020 at 11 a.m. Eastern Daylight Time, instead of on June 17, 2020 at 11 a.m. Cayman Islands Time as originally announced. There is no change to the items of business to be addressed at the 2020 Annual General Meeting, which are described in Global Indemnity’s proxy materials previously made available to shareholders in connection with the Annual General Meeting. Individuals will not be able to attend the 2020 Annual General Meeting in person. Shareholders as of the close of business on April 2, 2020, the record date for the 2020 Annual Meeting, who have registered to participate by June 15, 2020, will have the opportunity to ask questions and participate in the vote during the virtual meeting. However, shareholders are encouraged to vote in advance of the 2020 Annual General Meeting by returning the completed proxy card. Only the formal business of the 2020 Annual General Meeting will be conducted. Shareholders are encouraged to submit any questions for the 2020 Annual General Meeting during registration.

Shareholders may register at https://register.proxypush.com/GBLI. Registered shareholders will be provided a link to the 2020 Annual General Meeting an hour prior to the start of the meeting.

For registered shareholders, the control number can be found on the proxy card, voting instruction form or notice shareholders previously received. None of the proxy card, voting instruction form or notice shareholders previously received will be updated to reflect the change in location and time of the 2020 Annual General Meeting, and may continue to be used. Beneficial holders should contact their broker for this information.

Further information regarding this change to the location, date and time of the 2020 Annual General Meeting can be found in the proxy supplement filed by Global Indemnity with the Securities and Exchange Commission on May 29, 2020.

About Global Indemnity Limited and its subsidiaries

Global Indemnity Limited (NASDAQ:GBLI), through its several direct and indirect wholly owned subsidiary insurance and reinsurance companies, provides both admitted and non-admitted specialty property and casualty insurance coverages and individual policyholder coverages in the United States, as well as reinsurance worldwide. Global Indemnity Limited’s four primary segments are:

•	United States Based Commercial Specialty

•	United States Based Specialty Property

•	United States Based Farm, Ranch, & Stable

•	Bermuda Based Reinsurance

For more information, visit the Global Indemnity Limited’s website at http://www.globalindemnity.ky.